UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: September 16, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number

1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01  Other Events

On September 16, 2015, NextEra Energy, Inc. (NEE) sold $700 million of equity units (initially consisting of Corporate Units) to Barclays Capital Inc., Mizuho Securities USA Inc. and Wells Fargo Securities, LLC.  Each equity unit was issued in a stated amount of $50 consisting of a contract to purchase NEE common stock (stock purchase contract) and, initially, a 5% undivided beneficial ownership interest in a Series H Debenture due September 1, 2020, issued in the principal amount of $1,000 by NextEra Energy Capital Holdings, Inc. (NEECH).  Each stock purchase contract will require the holder to purchase NEE common stock for cash, based on a price per share range of $95.35 to $114.42.  Total annual distributions on the equity units will be at the rate of 6.371%, consisting of interest on the debentures and payments under the stock purchase contracts.  The holders of the equity units must complete the stock purchase by no later than September 1, 2018, and their purchase obligations may be satisfied with proceeds raised from a remarketing of the NEECH debentures that are a component of the equity units, if such remarketing is successful.  The debentures are guaranteed by NEE.  The equity units were registered under the Securities Act of 1933 pursuant to Registration Statement Nos. 333-205558, 333-205558-01 and 333-205558-02.  This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with the sale of the equity units.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are being filed pursuant to Item 8.01 herein.

Exhibit Number	Description
4(a)	Purchase Contract Agreement, dated as of September 1, 2015, between NextEra Energy, Inc. and The Bank of New York Mellon, as Purchase Contract Agent
4(b)
Pledge Agreement, dated as of September 1, 2015, between NextEra Energy, Inc., Deutsche Bank Trust Company Americas, as Collateral Agent, Custodial Agent and Securities Intermediary, and The Bank of New York Mellon, as Purchase Contract Agent

4(c)	Officer's Certificate of NextEra Energy Capital Holdings, Inc., dated September 16, 2015, creating the Series H Debentures due September 1, 2020
5(a)	Opinion and Consent, dated September 16, 2015, of Squire Patton Boggs (US) LLP, counsel to NextEra Energy, Inc. and NextEra Energy Capital Holdings, Inc., with respect to the equity units
5(b) and 8	Opinion and Consent, dated September 16, 2015, of Morgan, Lewis & Bockius LLP, counsel to NextEra Energy, Inc.and NextEra Energy Capital Holdings, Inc., with respect to the equity units

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
(Registrant)

Date:  September 16, 2015

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer

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